REGISTRATION RIGHTS AGREEMENT

                           Dated as of August 20, 2007

                                      among

                              GILMAN + CIOCIA, INC.

                                       and

                                 THE PURCHASERS

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   DEFINITIONS...............................................................1

2.   REGISTRATION..............................................................4

     2.1      Automatic Registration...........................................4
     2.2      Demand Registration..............................................5
     2.3      Tag-along Registration...........................................7
     2.4      Parity of Holders in Public Offerings............................8
     2.5      Underwritten Demand Registration and Repurchase Offer............8
     2.6      Expenses.........................................................9
     2.7      Additional Securities............................................9
     2.8      Priority on Registrations........................................9

3.   REGISTRATION PROCEDURES..................................................10

4.   INDEMNIFICATION AND CONTRIBUTION.........................................14

5.   MISCELLANEOUS............................................................17

     5.1      Rule 144........................................................17
     5.2      Due Diligence Review; Information...............................17
     5.3      Amendments and Waivers..........................................18
     5.4      Notices.........................................................18
     5.5      Assignment; Benefits............................................18
     5.6      Entire Agreement................................................18
     5.7      Governing Law...................................................18
     5.8      Submission to Jurisdiction; Waiver of Jury Trial................19
     5.9      Severability....................................................19
     5.10     Counterparts....................................................19
     5.11     Third Party Beneficiaries.......................................19

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (the "Agreement") is made and entered into this 20th day of August 2007 between Gilman + Ciocia, Inc., a Delaware corporation (the "Company"), and each of the purchasers set forth on Schedule A attached hereto (each a "Purchaser" and, collectively, the "Purchasers").

      This Agreement is made pursuant to the Purchase Agreement, dated April 25, 2007, by and among the Company and the purchasers named therein (the "Investor Purchasers") (the "Investor Purchase Agreement"), which provides for the issuance by the Company to the Investor Purchasers of an aggregate of 40,000,000 shares (the "Investor Shares") of Common Stock and the Purchase Agreement, dated August 20, 2007, by and among the Company and the purchasers set forth on Schedule A thereto (the "Placement Purchasers") (the "Placement Purchase Agreement" and, together with the Investor Purchase Agreement, the "Purchase Agreements"), which provides for the issuance to the Placement Purchasers of an aggregate of 40,000,000 shares (the "Placement Shares" and, together with the Investor Shares, the "Shares") of Common Stock. The execution of this Agreement is a condition to the closing under the Purchase Agreements.

      In consideration of the foregoing, the parties hereto agree as follows:

      1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

      "1933 Act" shall mean the Securities Act of 1933, as amended from time to time and the rules and regulations promulgated thereunder.

      "1934 Act" shall mean the Securities Exchange Act of l934, as amended from time to time and the rules and regulations promulgated thereunder.

      "Affiliate" shall mean, with respect to any Person, (i) a director or executive officer of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or executive officer of such Person), and (iii) any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

      "Agreement" shall have the meaning set forth in the preamble.

      "Automatic Registration" shall mean a registration effected pursuant to
Section 2.1(a) hereof.

      "Automatic Registration Statement" shall mean a registration statement which covers the Registrable Securities on Form S-1, S-2 or S-3 (or, if such forms are not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Shares, subject to the consent of the Purchasers, which shall not be unreasonably withheld or delayed) under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "Black-out Periods" shall mean suspensions of the effectiveness of the Automatic Registration Statement or Demand Registration Statement as permitted by Section 3 hereof.

      "Closing Date" shall mean the Closing Date as defined in the Purchase Agreements.

      "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

      "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

      "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

      "Demand" shall have the meaning set forth in Section 2.2(a) hereof.

      "Demand Registration" shall mean a registration effected pursuant to
Section 2.2(a) hereof.

      "Demand Registration Statement" shall mean a registration statement which covers the Registrable Securities covered by a Demand on Form S-1, S-2 or S-3 (or, if such forms are not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Shares, subject to the consent of the Purchasers, which shall not be unreasonably withheld or delayed) under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "Holder" shall mean a Purchaser and it successors and permitted assigns, for so long as it owns any Registrable Securities (subject to and in accordance with Section 5.5, including any direct or indirect transferee of a Purchaser who has acquired Registrable Securities from the Purchaser).

      "indemnified party" shall have the meaning set forth in Section 4(c) hereof.

      "indemnifying party" shall have the meaning set forth in Section 4(c) hereof.

      "Investor Purchase Agreement" shall have the meaning set forth in the preamble.

      "Investor Shares" shall have the meaning set forth in the preamble.

      "Losses" shall have the meaning set forth in Section 4(a) hereof.

      "Notice" shall have the meaning set forth in Section 2.3(a) hereof.

      "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

      "Placement Purchase Agreement" shall have the meaning set forth in the preamble.

      "Placement Shares" shall have the meaning set forth in the preamble.

      "Purchase Agreements" shall have the meaning set forth in the preamble.

      "Registrable Securities" shall mean the Shares and any Common Stock or other securities of the Company or any successor entity which may be issued or distributed in respect of the Registrable Securities by way of stock dividend or stock split or other distribution, recapitalization, merger, conversion or reclassification; provided, however, the Shares shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Shares shall have been declared effective under the 1933 Act and such Shares shall have been disposed of pursuant to such Registration Statement, (ii) such Shares have been sold to the public pursuant to Rule l44 under the 1933 Act (or any similar provision then in force), (iii) and for so long as such Shares are eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) without any limitation as to volume or (iv) such Shares shall have ceased to be outstanding.

      "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC filing fees, (ii) all expenses of the Company in preparing or assisting in preparing and printing any Registration Statement, any Prospectus, any amendments or supplements thereto, and other documents relating to the performance of and compliance with this Agreement, (iii) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, (iv) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (v) fees and expenses incurred in connection with the listing or quotation of the Registrable Securities, if any, and (vi) fees and expenses of any additional experts retained by the Company in connection with such registration, but excluding fees, expenses and disbursements of counsel and any other advisor retained by the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by the Holders.

      "Registration Statement" shall mean an Automatic Registration Statement, a Demand Registration Statement or a Tag-along Registration Statement.

      "SEC" shall mean the United States Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

      "Shares" shall have the meaning set forth in the preamble.

      "Tag-along Percentage" shall have the meaning set forth in Section 2.3(b) hereof.

      "Tag-along Registration" shall mean a registration effected pursuant to
Section 2.3 hereof in which Registrable Securities are included.

      "Tag-along Registration Statement" shall have the meaning set forth in
Section 2.3(a) hereof.

      "Tag-along Securities" shall have the meaning set forth in Section 2.3(b) hereof.

      "Underwritten Demand" shall have the meaning set forth in Section 2.4(a) hereof.

      "Underwritten Demand Registration" shall mean a registration effected pursuant to Section 2.4(a) hereof.

      "Underwritten Demand Registration Statement" shall mean a registration statement which covers the Registrable Securities covered by an Underwritten Demand made in accordance with Section 2.4 on Form S-1, S-2 or S-3 (or, if such forms are not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Shares on an underwritten basis, subject to the consent of the Purchasers, which shall not be unreasonably withheld or delayed), and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      2. Registration.

            2.1 Automatic Registration. The Company shall, for the benefit of the Holders, at the Company's cost:

      (a) Use its commercially reasonable efforts to file, as soon as practicable following the Closing Date (but no later than the later of (x) forty-five (45) days after the Closing Date and (y) thirty (30) days after the Company has filed its annual report on Form 10-K for the fiscal year ending June 30, 2007 (the "Automatic Filing Deadline")) with the SEC an Automatic Registration Statement relating to the offer and sale of Registrable Securities by the Holders; provided, however, that if the SEC shall comment or inquire about the Company's use of the Automatic Registration Statement to register all of the Registrable Securities, the Company may exclude such Registrable Securities in accordance with Section 2.7 as it deems necessary or appropriate to respond to the SEC's comment or inquiry in order to permit the SEC to declare the Automatic Registration Statement effective for a lesser number of Registrable Securities. If the Automatic Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Automatic Filing Deadline, the Company will make pro rata payments to each of the Purchasers, as liquidated damages and not as a penalty, in an amount equal to 1.00% of the aggregate amount invested by such Purchaser for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Registrable Securities; provided, however, that the amount of liquidated damages payable under this Section 2(a) payable to each Purchaser shall not exceed the aggregate amount paid by such Purchaser for such Registrable Securities less any other amount the Company otherwise actually pays to such Purchaser plus an amount equal to Purchaser's reasonable attorney fees and costs of collection in respect of such liquidated damages as a remedy for such event. Such payments shall be in partial compensation to the Purchasers, and shall not constitute the Purchasers' exclusive remedy for such event. Such payments shall be made to each Purchaser in cash.

      (b) Use its commercially reasonable efforts to keep the Automatic Registration Statement continuously effective, other than during Black-out Periods, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of 365 days from the date that the Automatic Registration Statement is declared effective by the SEC.

      (c) Notwithstanding any other provisions hereof, use commercially reasonable efforts to ensure that (i) the Automatic Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) the Automatic Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any Prospectus forming part of the Automatic Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

            2.2 Demand Registration.

      (a) The Company shall, for the benefit of the Holders, in the event that the Company is unable to register all of the Registrable Securities in the Automatic Registration Statement, on one occasion, upon the demand by Holders of a majority of the then Registrable Securities, commencing six months after the Automatic Registration Statement is declared effective by the SEC:

                  (i) Following a demand (a "Demand") by the Holders of a majority of the then Registrable Securities to register all or a portion of the Registrable Securities, use commercially reasonable efforts to file with the SEC a Demand Registration Statement relating to the offer and sale of such Registrable Securities by the Holders (but are not subject to an existing Registration Statement which is current and available for use by the Holders) from time to time; provided, however, that if the SEC shall comment or inquire about the Company's use of the Demand Registration Statement to register all of the Registrable Securities, the Company may exclude such Registrable Securities in accordance with Section
      2.7 as it deems necessary or appropriate to respond to the SEC's comment or inquiry in order to permit the SEC to declare the Demand Registration Statement effective for a lesser number of Registrable Securities.

                  (ii) Use its commercially reasonable efforts to keep the Demand Registration Statement continuously effective, other than during Black-out Periods, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of 365 days from the date that the Demand Registration Statement is declared effective by the SEC.

                  (iii) Notwithstanding any other provisions hereof, use commercially reasonable efforts to ensure that (i) any Demand Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act, (ii) any Demand Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
      (iii) any Prospectus forming part of any Demand Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

      (b) If a Demand Registration Statement is not filed with the SEC within forty-five (45) days of the request of the Purchasers, provided that, if the Company is required to include audited financial statements in such registration statement which have not previously been filed (and were not previously required to have been filed) with the SEC prior to the expiration of such forty-five (45) day period, such period shall be extended to the 30th day following the date on which the Company is required to file (subject to any applicable extensions under Rule 12b-25 under the 1934 Act (or any similar provision then in force)) an annual report on Form 10-KSB (or Form 10-K) including such financial statements, subject to Black-out Periods, the Company will make pro rata payments to each of the Purchasers, as liquidated damages and not as a penalty, in an amount equal to 1.00% of the product of (x) $0.10 multiplied by (y) the number of Shares of such Purchaser as to which the Demand relates for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Registrable Securities; provided, however, that the amount of liquidated damages payable under this Section 2.1(b) payable to each Purchaser shall not exceed the aggregate amount paid by such Purchaser for such Registrable Securities less any other amount the Company otherwise actually pays to such Purchaser plus an amount equal to Purchaser's reasonable attorney fees and costs of collection in respect of such liquidated damages as a remedy for such event. Such payments shall be in partial compensation to the Purchasers, and shall not constitute the Purchasers' exclusive remedy for such events. Such payments shall be made to each Purchaser in cash.

            2.3 Tag-along Registration.

      (a) If, at any time during the period commencing on the one year anniversary of the Closing Date, the Company proposes to prepare and file a registration statement relating to the sale by the Company of Common Stock in an underwritten public offering, other than pursuant to Form S-4, Form S-8 or a successor form (collectively, a "Tag-along Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at least twenty (20) days prior to the filing of each such Registration Statement, to each Holder.

      (b) Upon the written request of a Holder made within ten (10) business days after receipt of the Notice that the Company include all or a portion of the Registrable Securities held by the Holder in the proposed Tag-along Registration Statement, the Company shall permit the Holder to include in the Tag-along Registration as part of the offering a number of Registrable Securities (the "Tag-along Securities") up to the Tag-along Percentage. The "Tag-along Percentage" shall mean the percentage of shares of Common Stock to be sold in the underwritten offering (after inclusion of the Tag-along Securities) equal to the Holder's beneficial ownership percentage of the Common Stock on the date of the Notice, subject to reduction in accordance with the last sentence of this Section 2.3(b). If, in the opinion of the Company's managing underwriter for the offering evidenced by such Tag-along Registration Statement, the inclusion of all or a portion of the Tag-along Securities, when added to the securities being registered, will either (i) exceed the maximum amount of the Company's securities which can be marketed at a price reasonably related to their then-current market value or (ii) otherwise materially adversely affect the entire offering, then the Company may exclude from such offering all or a portion of the Tag-along Securities.

      (c) If securities are proposed to be offered for sale pursuant to such Tag-along Registration Statement by other security holders of the Company and the total number of securities to be offered by the Holders and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above), after inclusion of all of the securities being offered by the Company, the number of Tag-along Securities to be offered by the Holder pursuant to such Tag-along Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Holders) as the original number of Tag-along Securities proposed to be sold by the Holders bears to the total original number of securities proposed to be offered by a Holder and the other selling security holders. If, as a result of the provisions of this Section 2.3(c), the Holder shall not be entitled to include all Registrable Securities in a registration that the Holder has requested to be so included, a Holder may withdraw its request to include Registrable Securities in such Tag-along Registration Statement prior to its effectiveness.

      (d) Notwithstanding the provisions of this Section 2.3, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 2.3 (irrespective of whether any written request for inclusion of Tag-along Securities shall have already been made) to elect not to file any such proposed Tag-along Registration Statement or to withdraw the same after its filing but prior to the effective date thereof.

      (e) Each Holder shall, as a condition to the inclusion of any Tag-along Securities in a Tag-along Registration Statement, execute and deliver an underwriting agreement in form and substance satisfactory to the managing underwriter of the underwritten offering, as well as such other agreements, certificates or documents reasonably requested to be executed and delivered by the Company, its legal counsel or the managing underwriter in connection with such offering.

            2.4 Parity of Holders in Public Offerings. To the extent that any Holders shall at any time make a demand for the Company to register all or a portion of the Registrable Securities held by them for sale in a public offering (hereafter "Demand Holders"), then the Company shall promptly give all other Holders ("Other Holders") written notice of the Company's receipt of such demand ("Demand Notice"), including all of the terms of such demand, which shall include but not be limited to whether such offering is to be underwritten. Any Other Holders electing to participate in such registration and offering on the same terms as the Demand Holders shall confirm their election by delivering a written notice of such election (an "Election Notice") to the Company and the Other Holders on or before the tenth business day following the date the Demand Notice was received. If such Other Holders do not deliver such Election Notice within such ten (10) business day period, then the Company shall proceed with such registration without the inclusion of the shares held by such Other Holders. The Company shall bear all costs of preparing and filing such registration statement, except for the fees of counsel retained by the Other Holders.

            2.5 Underwritten Demand Registration and Repurchase Offer.

      (a) If at any time (i) the Company has failed to file the reports required to be filed by it under the 1934 Act such that the Company has not had available adequate current information as required by Rule 144(c)(1) to permit the Holders to make sales of Common Stock under Rule 144 for a period of 60 or more consecutive trading days (the "Rule 144 Default Period") and (ii) during the Rule 144 Default Period the Company has not offered to purchase all of the Registrable Securities then held by the Holders at a price per share equal to the average closing sales price of the Common Stock during the ten (10) trading days ending on the second trading day immediately preceding the date on which the Company makes a written offer to purchase such Registrable Securities, then the Holders of a majority of the then outstanding Registrable Securities shall have the right, on one occasion, to make a demand, in writing, for the Company to register all or a portion of the Registrable Securities held by them for sale in an underwritten offering (an "Underwritten Demand"); provided, however, that the Holders shall only be entitled to make an Underwritten Demand in the event Registrable Securities thereof are at the time not included in another Registration Statement which is then current and available for use by the Holders. Following an Underwritten Demand, the Company shall use commercially reasonable efforts to file with the SEC an Underwritten Demand Registration Statement relating to the offer and sale of those Registrable Securities to which the Underwritten Demand relates, by and on behalf of the Holders, in the manner requested by the Holders and the managing underwriters for such offer.

      (b) Notwithstanding any other provisions hereof, the Company shall use commercially reasonable efforts to ensure that (i) the Underwritten Demand Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) the Underwritten Demand Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of the Underwritten Demand Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

      (c) The Holders shall have the right to select the managing underwriters to be used in connection with any underwritten offering under this Section 2.4, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed.

      (d) In the event the Company (i) fails to cause the Underwritten Demand Registration to be declared effective by the SEC within 135 days (the "Underwritten Demand Deadline") from receipt by the Company of (x) an Underwritten Demand and (y) written notice from an investment banking firm that it has agreed to serve as managing underwriter in connection with the Underwritten Demand, or (ii) exercise its right to repurchase all of the Shares, the Company shall pay to the Holders of the Investor Shares, as liquidated damages, and in full satisfaction of its obligations under this Agreement, an amount equal to $0.10 per Share. Notwithstanding the foregoing, the Underwritten Demand Deadline shall be extended by any delay in effectuating the Underwritten Demand related to or caused by any Holder or underwriter.

            2.6 Expenses.

      (a) The Company shall pay all Registration Expenses in connection with any registrations pursuant to Article 2 hereof.

      (b) The Holders shall pay the fees, expenses and disbursements of counsel and other experts and advisors retained to represent it and transfer taxes, if any, relating to the sale or disposition of Registrable Securities pursuant to a Registration Statement.

            2.7 Additional Securities. Notwithstanding anything in this Agreement to the contrary, except as provided in Section 2.3 hereof, the Company shall be permitted to include any other debt or equity securities on its own behalf and on behalf of other selling security holders in any Registration Statement filed pursuant to this Agreement unless and to the extent the inclusion of any such securities would result in a reduction of any Holders' securities in a Registration Statement filed pursuant to Section 2.1, 2.2 or 2.4.

            2.8 Priority on Registrations. Notwithstanding anything in this Agreement to the contrary, to the extent that any lesser amount of Registrable Securities are registered pursuant to this Section 2, then any reduction shall be allocated pro rata among the Placement Purchasers as to sixty percent (60%) of the reduction, and pro rata among the Investor Purchasers as to forty percent (40%) of the reduction.

      3. Registration Procedures. In connection with the obligations of the Company with respect to a Registration Statement pursuant to Section 2.1, 2.2 or 2.4, the Company shall:

            (a) use its commercially reasonable efforts to prepare and file as promptly as practicable with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (i) shall be available for the sale of Registrable Securities covered by such Registration Statement by the Holders and
(ii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (ii) in the case of the Automatic Registration or a Demand Registration, use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2.1(b) or 2.2(a)(ii) hereof, as applicable;

            (b) in the case of a Demand Registration or an Underwritten Demand Registration, use commercially reasonable efforts to prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary under applicable law to keep such Registration Statement continuously effective for the applicable period hereunder for the Registrable Securities covered thereby; and use commercially reasonable efforts to cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act (or any similar provision then in force) and comply with the provisions of the 1933 Act and the 1934 Act applicable to them with respect to the disposition of all securities covered by the Registration Statement during the applicable period set forth in Section 2;

            (c) provide copies to and permit counsel designated by the Purchasers to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) business days prior to their filing with the SEC and not file any document to which such counsel reasonably objects, it being acknowledged and agreed that any time period during which the Purchasers' counsel is reviewing any Registration Statement or part thereof after such three (3) business days period shall not be counted or applied in determining whether any liquidated damages shall be due and owing under this Agreement;

            (d) (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company (but not later than two (2) business days after filing date, receipt date or sending date, as the case may be) and at such additional times and from time to time as the Purchasers (and, in the case of Registration Statement under Section 2.4, the managing underwriters) may request in order to facilitate the disposition of the Registrable Securities, furnish or make available (including by filing with and available through EDGAR) to the Holders (and, in the case of Registration Statement under Section 2.4, the managing underwriters) and their designated counsel, without charge, as many copies of each Prospectus, and any amendment or supplement thereto and such other documents as the Holders (and, in the case of Registration Statement under Section 2.4, the managing underwriters) may reasonably request, including financial statements and schedules and, if the

Holders (and, in the case of Registration Statement under Section 2.4, the managing underwriters) so requests, all exhibits; and (ii) hereby consent to the use of the Prospectus or any amendment or supplement thereto by the Holders (and, in the case of Registration Statement under Section 2.4, the managing underwriters) in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

            (e) use commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as the Holder may reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders (and, in the case of Registration Statement under Section 2.4, the managing underwriters) to consummate the disposition in each such jurisdiction of such Registrable Securities owned by the Holders; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

            (f) notify promptly each Holder and, if requested by a Holder (and, in the case of Registration Statement under Section 2.4, the managing underwriters), confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) of the happening of any event or the discovery of any facts during the period a Registration Statement is effective which makes any statement of a material fact made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) of any determination by the Company that a post-effective amendment to such Registration Statement would be appropriate;

            (g) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and (ii) if such order is issued, obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

            (h) upon the occurrence of any event or the discovery of any facts, each as contemplated by Section 3(f)(ii), (iii), (iv), (v) or (vi) hereof, as promptly as practicable after the occurrence of such an event, use commercially reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus (x) will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) will remain so qualified. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish or make available to each Holder such number of copies of the Prospectus, as amended or supplemented, as the Holder may reasonably request;

            (i) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to each Holder (and, in the case of Registration Statement under Section 2.4, the managing underwriters), which documents will be subject to the reasonable review of the Holder (and, in the case of Registration Statement under Section 2.4, the managing underwriters);

            (j) use commercially reasonable efforts to cause all Registrable Securities to be listed or quoted on any securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed or quoted if requested by the Holders, if any;

            (k) otherwise comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

            (l) in connection with an Underwritten Demand Registration under
Section 2.4:

                  (i) enter into customary agreements (including an underwriting agreement in customary form, including customary representations, warranties, covenants, conditions and indemnities) and, at the Company's cost, take such other actions as are required or reasonably requested by the Holders or the managing underwriters in order to expedite or facilitate the sale of such Registrable Securities; provided, however, that the Company's participation in a "road show" or other marketing efforts shall be limited to one "overnight road show" for the Underwritten Demand shall not be disruptive to the Company's business, except in the case of an Underwritten Demand Registration that covers Registrable Securities with a market value at the time the Underwritten Demand Registration Statement is filed of at least $10,000,000, in which case the Company's participation in a "road show" or other marketing efforts shall be extended to cover a seventy-two (72) hour period;

                  (ii) at the request of the managing underwriters in connection with an underwritten offering, furnish to the underwriters (i) an opinion of counsel, addressed to the underwriters, covering such customary matters as the managing underwriters may reasonably request and (ii) a comfort letter or comfort letters (and updates thereof) from the Company's independent public accountants covering such customary matters as the managing underwriters may reasonably request; and

                  (iii) if requested by the managing underwriters or the Holders, promptly incorporate in a prospectus supplement or post effective amendment such information as the managing underwriters or the Holders reasonably request to be included therein, including, without limitation, with respect to the Registrable Securities being sold by the Holders, the purchase price being paid therefor by the underwriters and with respect to any other items of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all require filings of such prospectus supplement or post effective amendment.

      The Company may (as a condition to the preparation of, or otherwise proceeding with the Automatic Registration, a Demand Registration or an Underwritten Demand Registration Statement or the inclusion of a Holder's securities in a Registration Statement) require each Holder to furnish to the Company such information regarding the Holder and the proposed distribution by the Holder as the Company (and the managing underwriter in the case of a Tag-along Registration or an Underwritten Demand Registration Statement) may from time to time reasonably request in writing. Notwithstanding anything herein to the contrary, the Holder may not include any of its Registrable Securities in any Registration Statement pursuant to this Agreement unless it (i) furnishes to the Company any such information reasonably requested by the Company, (ii) agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by the Holder not materially misleading and (iii) in the case of a Tag-along Registration or an Underwritten Demand Registration Statement, agrees to execute and deliver the agreements, documents and certificates required under and in accordance with
Section 2.3(e) hereof.

      Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 3(f)(iii), (iv), (v) and (vi) hereof, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until the Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company, the Holder will deliver to the Company (at its expense) all copies in the Holder's possession, other than permanent file copies then in the Holder's possession, of the Prospectus covering Registrable Securities current at the time of receipt of such notice. In addition, if the Company shall furnish to a Holder a certificate signed by an executive officer of the Company stating that the Company's Board of Directors has determined in good faith the disclosure of information in any Registration Statement or related Prospectus would materially interfere with any acquisition, divestiture, financing or other material event or transaction which is then intended or the public disclosure of which at the time would be materially prejudicial to the Company, the Company may postpone the filing or effectiveness of a Registration Statement or suspend the use of a Prospectus for a period of not more than ninety (90) days; provided, however, that the Company shall not exercise its right to postpone or suspend any registration pursuant to this sentence for more than one hundred and twenty (120) days in the aggregate during any period of three hundred sixty (360) consecutive days. If the Company shall give any such notice to postpone, suspend or discontinue the disposition of Registrable Securities pursuant to the Registration Statement as set forth in this paragraph, the Company shall extend the period during which a Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of giving such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. Any such suspension shall be referred to as a "Black-out Period." The Company shall not be entitled to initiate a Black-out Period unless it shall, in accordance with its policies then in effect, forbid purchases and sales in the open market by its senior executives.

      4. Indemnification and Contribution.

            (a) The Company agrees to indemnify and hold harmless each Holders and its directors, officers and employees, each person, if any, who controls any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Affiliate of any Holder within the meaning of Rule 405 under the 1933 Act from and against any and all losses, claims, damages, liabilities, judgments and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, "Losses") caused by, arising out of, or based upon (A) (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or in any blue sky application or other document executed by the Company which is filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), or (ii) any omission or alleged omission to state in such Registration Statement or Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the Company shall not be liable to indemnify a Holder insofar as such Losses are (I) caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to a Holder furnished to the Company in writing by the Holder expressly for use therein (which was not subsequently corrected in writing prior to the sale of Registrable Securities to the person asserting the Loss in sufficient time to permit the Company to amend or supplement the Registration Statement or such Prospectus appropriately), (II) based upon a Holder's failure to provide the Company with a material fact relating to the Holder which is required to be included in the Registration Statement or Blue Sky Application necessary to make a statement in the Registration Statement or Blue Sky Application not be misleading, or (III) arising out of or based upon sales of Registrable Securities by a Holder to the person asserting any such Losses, if such person was not sent or given a Prospectus by or on behalf of the Holder, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the Prospectus (as so amended or supplemented) had been provided to the Holder and would have cured the defect giving rise to such Losses; (B) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with any registration of its securities; or (C) any failure to register or qualify the Registrable Securities included in any Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder's behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company).

            (b) Each Holder agrees severally and not jointly to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company (within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act) and any of their Affiliates, to the same extent as the foregoing indemnity from the Company to the Holders, but only (i) with reference to information relating to the Holder furnished to the Company in writing by or on behalf of such Holder expressly for use in such Registration Statement, Prospectus, Blue Sky Application or amendment or supplement thereto (which was not subsequently corrected in writing prior to the sale of Registrable Securities to the Person asserting the Loss in sufficient time to permit the Company to amend or supplement the Registration Statement, Prospectus or Blue Sky Application appropriately), (ii) with reference to information relating to such Holder which the Holder fails to provide in writing for use in the Registration Statement, Prospectus or Blue Sky Application resulting in an omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or in connection with a sale of Registrable Securities or (iii) arising out of or based upon sales of Registrable Securities by such Holder to the person asserting any such Losses if such person was not sent or given a Prospectus by or on behalf of the Holder, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the Prospectus (as so amended or supplemented) had been provided to the Holder and would have cured the defect giving rise to such Losses.

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 4(a) or 4(b) hereof, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such proceedings and retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding; provided, however, that the failure of any indemnified party so to notify an indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is prejudiced by such failure to notify. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate under applicable ethical legal standards due to actual or potential differing interests between them based upon the indemnified party's reasonable judgment upon advice of counsel to the indemnified party or (iii) the indemnifying party fails to agree to assume the defense of such proceeding within thirty (30) business days after receipt of written notice thereof from the indemnified party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings, be liable for the fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be reasonably acceptable to the indemnifying party and shall be designated in writing by, in the case of parties indemnified pursuant to Section 4(a) the indemnifying Holder or Holders and, in the case of parties indemnified pursuant to 4(b), the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any Loss by reason of such settlement or judgment that is indemnifiable pursuant to Section 4(a) or 4(b), as the case may be. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not require the indemnified party to admit culpability or fault.

            (d) To the extent that the indemnification provided for in Section 4(a) or 4(b) is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then each indemnifying party under such section, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company or the failure of such party to provide information, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity, hereunder, under the Purchase Agreements or otherwise.

            (g) The indemnity and contribution provisions contained in this
Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement and (ii) the sale of any Registrable Securities by the Holders.

            (h) Notwithstanding any provision of this Section 4, in no event shall the contribution obligation of any Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 4 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

      For purposes of this Section 4, each Person, if any, who controls a Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Holder or its directors, officers or employees, and each director of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

      5. Miscellaneous.

            5.1 Rule 144. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company will use commercially reasonable efforts to file the reports required to be filed by it under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder and that it will take such further action as the Holders may reasonably request to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the 1933 Act within the limitations of the exemptions provided by Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of the Holders, the Company will deliver to the Holders (i) a written statement as to whether it has complied with such reporting requirements, (ii) if it is not filed with and available through EDGAR,` a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and
(iii) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration. In addition, the Company covenants to make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold.

            5.2 Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Holders, advisors to and representatives of the Holders (who may or may not be affiliated with the Holders and who are reasonably acceptable to the Company), any underwriter participating in any disposition of shares of Common Stock on behalf of the Holders pursuant to a Registration Statement filed under Section
2.4 or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers and directors, within a reasonable time period, to supply all such information reasonably requested by the Holders or any such representative, advisor or underwriter (in the case of a Registration

Statement filed under Section 2.4) in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Holders and such representatives, advisors and underwriters (in the case of a Registration Statement filed under Section 2.4) and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement. The Company shall not disclose material nonpublic information to the Holders, or to advisors to or representatives of the Holders, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Holder wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

            5.3 Amendments and Waivers. This Agreement may not be amended, modified or supplemented without the written consent of the Company and the Holders of a majority of the Registrable Securities, and waivers or consents to departures from the provisions hereof may only be given in writing by the party granting such waiver, consent or departure.

            5.4 Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and duly given when delivered by hand or mailed by express, registered or certified mail, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by the Holder to the Company by means of a notice given in accordance with the provisions of this Section 5.4, which address initially is the address set forth in the respective Purchase Agreement with respect to the Holder, and (b) if to the Company, to the attention of its General Counsel, initially at the Company's address set forth in the Purchase Agreements, and thereafter at such other address of which notice is given in accordance with the provisions of this
Section 5.4, with a copy to (i) Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, attention, Robert J. Mittman, Esq. and (ii) Kane Kessler, PC, 1350 Avenue of the Americas, 26th Floor, New York, New York 10019, Attention:
Jeffrey S. Tullman, Esq.

            5.5 Assignment; Benefits. Each Holder may assign all or any part of its rights under this Agreement to any Affiliate of the Holder. In the event that the Holder shall assign its rights pursuant to this Agreement in connection with the transfer of less than all its Registrable Securities, the Holder shall also retain its rights with respect to its remaining Registrable Securities.

            5.6 Entire Agreement. This Agreement (including any schedules or exhibits hereto), together with the Purchase Agreements and the Shareholder Agreement (as defined in the Purchase Agreement) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

            5.7 Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

            5.8 Submission to Jurisdiction; Waiver of Jury Trial. No proceeding related to this Agreement or the transactions contemplated hereby may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Company and each Holder hereby irrevocably and unconditionally consent to the jurisdiction of such courts and personal service with respect thereto, waive any objection to the laying of venue of any such litigation in such courts and agree not to plead or claim that such litigation brought in any courts has been brought in an inconvenient forum. Each of the Company and each Holder hereby waive all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

            5.9 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby provided that the essential terms and conditions of this Agreement for the parties remain valid, binding and enforceable; provided, further, that the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. In event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

            5.10 Counterparts. This Agreement and any amendments, modifications and supplements hereto may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            5.11 Third Party Beneficiaries. The indemnified parties pursuant to
Section 4 are intended to be third party beneficiaries of this Agreement, and this Agreement shall inure to the benefit of, and be enforceable by, such indemnified parties.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    GILMAN + CIOCIA, INC.


                                    By: /s/ Ted H. Finkelstein

                                        Name: Ted H. Finkelstein
                                        Title: Vice President

                                    Purchaser


                                    By: /s/
                                        Name:

                                   Schedule A

                                   Purchasers


                                      -21-